UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.      )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE
OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2022
To the Stockholders of Chicken Soup for the Soul Entertainment Inc.:
NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (the “Company”, “we”, “our” or similar terms), will be held at the New York offices of the Company at 800 Third Avenue, 3rd Floor, New York, New York, 10022 on June 30, 2022 at 10:00 a.m., Eastern Time.
To participate in the Annual Meeting, you will need to register using your 16-digit control number included with your proxy card, if you are a registered holder, or obtain a legal proxy from your broker, if you are a beneficial owner. Instructions on how to attend and participate in the Annual Meeting can be found at https://www.cstproxy.com/cssentertainment/2022/. You will be able to vote your shares prior to or while attending the Annual Meeting by following the instructions on the website.
At the Annual Meeting, the Company’s stockholders will vote on the following proposals:
1.
to elect nine members of the Company’s board of directors (the “Board”) to hold office until the next annual meeting and until their respective successors are duly elected and qualified;

2.
to amend the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) to increase the total number of shares of the Company’s Class A common stock available thereunder by an additional 2,500,000 shares, from 2,500,000 shares to 5,000,000 shares;

3.
to approve an amendment to our certificate of incorporation to increase the total authorized shares from 100,000,000 to 200,000,000, comprised of 140,000,000 million shares of Class A common stock, 20,000,000 shares of Class B common stock and 40,000,000 shares of preferred stock, of which 10,000,000 are classified as Series A preferred stock;

4.
to ratify the appointment of Rosenfield and Company, PLLC (“Rosenfield & Co.”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2022; and

5.
to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on May 16, 2022 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the annual meeting during normal business hours at the Company’s headquarters at least ten days before the Annual Meeting.
Please read the enclosed proxy statement carefully, because it contains information relevant to the actions to be taken at the Annual Meeting.
We encourage you to vote your shares in advance by following the voting instructions provided. Every vote is important, and we look forward to hearing from you.
By Order of the Board of Directors
/s/ William J. Rouhana, Jr.

William J. Rouhana, Jr. Chief Executive Officer and Chairman of the Board
May   , 2022
Cos Cob, Connecticut
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2022
Our 2022 proxy statement and our annual report for the fiscal year ended December 31, 2021 are available at https://www.cstproxy.com/cssentertainment/2022/

PROXY
STATEMENT FOR
ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON
JUNE 30, 2022
The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on June 10, 2022, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. The Stockholder Meeting will be held at our offices at 800 Third Avenue, 3rd Floor, New York, New York 10022.
This proxy statement, the proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2021 are being mailed on or about May   , 2022 to stockholders of record as of May 16, 2022. We are bearing all costs of this solicitation.
What proposals are being presented for a stockholder vote at the Annual Meeting?
There are four proposals being presented for stockholder vote at the Annual Meeting:
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the election of eight members of the Company’s board of directors (“Board”) to hold office until the next annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

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the amendment to the Company’s 2017 Equity Incentive Plan (“2017 Plan”) to increase total number of shares of the Company’s Class A common stock available thereunder by an additional 2,500,000 shares, from 2,500,000 shares to 5,000,000 shares (the “Plan Increase Proposal”);

•
to approve an amendment to our certificate of incorporation to increase the total authorized shares from 100,000,000 to 200,000,000, comprised of 140,000,000 million shares of Class A common stock, 20,000,000 shares of Class B common stock and 40,000,000 shares of preferred stock, of which 10,000,000 are classified as Series A preferred stock (the “Charter Amendment Proposal”); and

•
the ratification of the appointment of Rosenfield & Company, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
What are the recommendations of the Board?
The Board recommends that you vote:
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“FOR” the election of each of the director nominees named in this proxy statement;

•
“FOR” the amendment to the 2017 Plan to increase in number of shares available thereunder;

•
“FOR” the amendment to our certificate of incorporation to increase the total authorized shares; and

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“FOR” the ratification of the appointment of Rosenfield & Company, PLLC as the Company’s independent registered public accounting firm.

Who is entitled to vote?
The holders of the Company’s common stock at the close of business on the record date, May   , 2022, are entitled to vote at the Annual Meeting. As of the record date, 7,713,992 shares of Class A common stock were outstanding and 7,654,506 shares of Class B common stock were outstanding. Holders of the Company’s Class A common stock are entitled to one vote per share and holders of shares of Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or the Company’s charter.
How do I submit my vote?
Record holders can vote by the following methods:
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By mail.   You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

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By Internet or Telephone.   You may vote by proxy via the internet or telephone. The proxy card enclosed with this proxy statement provides instructions for submitting a proxy electronically by internet or telephone.

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In person.   You may attend the Annual Meeting and vote in person using the ballot provided to you at the meeting. Note that photo identification is required for attendance.

Beneficial owners of shares held in street name may instruct their bank, broker, or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares in person at the Annual Meeting unless they obtain a legal proxy from the stockholder of record, present it to the inspector of election at the Annual Meeting and produce valid identification. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible.
What is the difference between a “record holder” and a “beneficial owner” of the Company’s common stock?
If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the record holder for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the Annual Meeting and vote in person.
If your shares are held through a bank, broker, or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker, or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.
What does it mean to vote “by proxy”?
When you vote by proxy, you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: William J. Rouhana, Jr., the Company’s Chief Executive Officer and Chairman of the Board; and Christopher Mitchell, the Company’s Chief Financial Officer.
Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of each of the director nominees named in the Director Election Proposal, “FOR” the approval of the Equity

Incentive Plan Increase, “FOR” the Charter Amendment Proposal, and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.
What happens if I do not provide voting instructions to my bank, broker, or other nominee?
If you are a beneficial owner and do not provide your bank, broker, or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker, or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker, or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” The Director Election Proposal, Plan Increase Proposal, and Charter Amendment Proposal generally are considered non-routine proposals. Therefore, broker non-votes generally may occur with respect to the Director Election Proposal, Plan Increase Proposal, and Charter Amendment Proposal in connection with the Annual Meeting.
How do I revoke my proxy or voting instructions?
A record holder may revoke his, her, or its proxy by (i) submitting a written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his, her, or its proxy. Stockholders may send written notice of revocation to the Secretary, Chicken Soup for the Soul Entertainment Inc., 132 E. Putnam Avenue, Floor 2W, Cos Cob, Connecticut 06807.
Beneficial owners should refer to the materials provided to them by their bank, broker, or other nominee for information on changing their voting instructions.
What constitutes a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of a majority of the voting power of common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. In certain instances, shares which are not considered present and entitled to vote on a particular matter will count for purposes of determining the presence of a quorum. For example, a proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”), or that the stockholder is abstaining, with respect to a particular matter. Similarly, a broker may not be permitted to vote (“broker non-vote”) with respect to shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the shares. The shares which are not being voted on a particular matter due to either stockholder withholding, abstention, or broker non-vote will not be considered shares present and entitled to vote on that matter but will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any other matter at the Annual Meeting. If the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, the shares will not be counted for purposes of determining the presence of a quorum.
How many votes are required to approve each proposal?
Director Election Proposal.   Nominees that receive the affirmative vote of a plurality of the votes cast will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, “withhold” votes and broker non-votes will not have any effect on the election of directors.
Plan Increase Proposal.   Approval of the amendment of the 2017 Plan requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the Company’s common stock, represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.

Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.
Charter Amendment Proposal.   Approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the Company’s common stock, represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.
Accountant Ratification Proposal.   Ratification of the appointment of Rosenfield & Co. requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the Company’s common stock, represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Brokerage firms are generally entitled to vote for the ratification of the appointment of auditors in the absence of instructions from the beneficial owner of the shares. To the extent any brokerage firms do not vote on this proposal, such broker non-votes will not be considered present and entitled to vote on this matter and will not have any effect on the vote on this matter.
Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?
Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks, and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

PROPOSAL 1 — DIRECTOR ELECTION PROPOSAL
The Board consists of nine directors. Currently, the directors are William J. Rouhana, Jr., Amy L. Newmark, Fred M. Cohen, Cosmo DeNicola, Martin Pompadur, Christina Weiss Lurie, Christopher Mitchell, Vikram Somaya and Diana Wilkin. Each director’s term expires at each annual meeting of stockholders. Accordingly, at this Annual Meeting, the Company’s stockholders will elect nine directors to hold office until the next annual meeting and until their respective successors are duly elected and qualified.
The Board is nominating all current directors for re-election. Accordingly, each of William J. Rouhana, Jr., Amy L. Newmark, Fred M. Cohen, Cosmo DeNicola, Martin Pompadur, Christina Weiss Lurie, Christopher Mitchell, Vikram Somaya and Diana Wilkin is nominated for re-election as directors. Biographical information about the nominees can be found under the heading “Directors and Executive Officers” below.
Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the voting power of the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting the voting power of your shares for any other person in accordance with their best judgment.
Required Vote and Recommendation
Nominees that receive the affirmative vote of a plurality of the votes cast will be elected as directors.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

PROPOSAL 2 — EQUITY INCENTIVE PLAN INCREASE
The 2017 Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On April 21, 2022, the Compensation Committee of the Board approved an amendment to the 2017 Plan to increase the total number of shares our Class A common stock available thereunder by 2,500,000 shares, from 2,500,000 shares to 5,000,000 shares, subject to approval by the Company’s stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve this amendment.
The form of the amended and restated 2017 Plan is attached as Annex A to this proxy statement.
Reasons for the Amendment to the 2017 Plan
The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.
As of the record date, the Company has granted, net of forfeitures, restricted stock awards and options to purchase 1,560,382 shares of the 2,500,000 shares of Class A common stock presently available under the 2017 Plan, as amended. The Board believes that increased capacity to make equity awards provided by the amendment proposed hereby is essential to the Company’s continued growth, and therefore in the best interest of its stockholders.
In determining the number of shares to request for approval by our stockholders, the Company’s management worked with the Board to evaluate a number of factors, including recent stock usage and stock price trends. The Board recognizes that equity compensation awards dilute stockholder equity and we endeavor to carefully manage our equity incentive compensation to be competitive and consistent with market practices as well as mindful of stockholder interests. The increase of 2,500,000 additional shares represents approximately 16.3% of our outstanding Class A common stock and Class B common stock, as a single class. Our Class A common stock and Class B common stock are identical except that each share of Class A common stock provides for one vote, and each share of Class B common stock provides foe ten votes. Each share of Class B common stock is convertible by the holder thereof at any time into one share of our Class A common stock. As of May 2, 2022, our Class A common stock had an aggregate market value of $69.66 million based on the closing price of $9.03 of our Class A common stock as reported by Nasdaq on April 30, 2022. We currently anticipate that the additional 2,500,000 shares will last for about three to four years, based on our recent grant rates and current share price, but such shares could last for a shorter or longer period of time if actual compensation practices do not match our historical practices or if our share price changes materially.
Why you should vote for the Plan Increase Proposal
We manage our equity award use carefully
We have been judicious in the awards made under the 2017 Plan since its implementation in connection with our initial public offering. Given the passage of time, however, the number of shares available under the plan has reached its original limit.
We have implemented compensation and governance best practices
The 2017 Plan includes provisions that are designed to protect our shareholders’ interests and to reflect compensation and corporate governance best practices, including:
✓
management independence — the Compensation Committee, a committee of our board which is composed entirely of independent directors, manages the 2017 Plan and approves grants made to executive officers and directors;

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vesting —  vesting period of awards is typically four years;

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limited share recycling —  shares of common stock subject to awards that are forfeited or terminated will be available for future award grants, but shares that are reacquired or withheld to satisfy the exercise or purchase price of an award are not available for future award grants;

✓
no evergreen provision —  shareholder approval is required to increase the number of shares available for grant;

✓
forfeiture  —  awards are generally subject to forfeiture or clawback; and

✓
options priced at fair market value —  the exercise price of options may not be less than the fair market value of the underlying common stock on the date of grant.

If shareholders do not approve the amendment to the 2017 Plan, the current share limit under the 2017 Plan will remain in effect.
Summary of the 2017 Plan
The following is summary of the principal features of the 2017 Plan, as amended. The summary is qualified in its entirety by reference to the full text of the 2017 Plan, which is set forth in Annex A.
Purpose
The purpose of the 2017 Plan is to enable the Company to offer its employees, officers, directors, and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.
Administration
The 2017 Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Presently, the 2017 Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time-to-time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise, or forfeiture provisions related to the awards.
Stock Subject to the 2017 Plan
Assuming the 2017 Plan Proposal is approved, there will be 5,000,000 shares of our Class A common stock reserved for issuance under the 2017 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2017 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.
Under the 2017 Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility
The Company may grant awards under the 2017 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the current number of employees and consultants of the Company and on the current size of the Board, the Company estimates that approximately 14 individuals are eligible for awards under the 2017 Plan.
Types of Awards
Options
The 2017 Plan provides both for “incentive” stock options as defined in Section 410 of Internal Revenue Code of 1986, as amended (the “Code”), and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of Class A common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.
An incentive stock option may only be granted within 10 years from the effective date of the 2017 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.
Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.
Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian, or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.
Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.
Stock Appreciation Rights
Under the 2017 Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of Class A common stock having a fair market value equal to the excess fair market value of one share of Class A common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of Class A common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.
Restricted Stock
Under the 2017 Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.
The 2017 Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.
Other Stock-Based Awards
Under the 2017 Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of Class A common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2017 Plan or any of the Company’s other plans.
Accelerated Vesting and Exercisability
If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the 2017 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.
The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2017 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Notwithstanding any provisions of the 2017 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.
Award Limitation
No participant may be granted awards under the plan in any calendar year for more than 10% of the total number of shares issued or available for issuance under the plan (which, after the amendment contemplated by this proposal, would be 795,108 shares).
Other Limitations
The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.
Withholding Taxes
When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock. The obligations of the Company under the 2017 Plan are contingent on such arrangements being made.
Term and Amendments
Unless terminated by the Board, the 2017 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.
Federal Income Tax Consequences
The following discussion of the federal income tax consequences of participation in the 2017 Plan is only a summary of the general rules applicable to the grant and vesting or exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.
Incentive Stock Options
Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.
If Class A common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable. Further, the income tax deduction may be limited by the deductibility of compensation paid to certain officers under Code section 162(m).
Non-Qualified Stock Options
With respect to non-qualified stock options:
•
upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our Class A common stock on the date of grant;

•
upon exercise of the stock option, if the shares of Class A common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the limits of Code section 162(m) and the requirement that the compensation be reasonable; and

•
the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.
If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time, subject to the limits of Code section 162(m). The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.
Stock Appreciation Rights
Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company may receive a deduction at the time of exercise equal to the cash and fair market value of our Class A common stock payable upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.
Restricted Stock
A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.
A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.
On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.
Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation and subject to the limits of Code Section 162(m), equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.
Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant but will not be deductible by the Company.
Other Stock-Based Awards
The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.
Certain Awards Deferring or Accelerating the Receipt of Compensation
Section 409A of the Code imposes certain requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan may become immediately taxable. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Stock appreciation rights and deferred stock awards that may be granted under the 2017 Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

Required Vote and Recommendation
Approval of the 2017 Plan Proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the Company’s common stock, represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PLAN INCREASE PROPOSAL.

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL STOCK
As of April 21, 2022, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to increase our authorized shares of capital stock from 100,000,000 to 200,000,000 authorized shares of capital stock, comprised of:
•
140,000,00 shares of Class A common stock;

•
20,000,000 shares of Class B common stock; and

•
40,000,000 shares of preferred stock, of which 10,000,000 shall be designated as Series A 9.75% Cumulative Redeemable Perpetual Preferred Stock (“Series A preferred stock”).

The text of the proposed amendment is set forth on Annex B to this Proxy Statement.
We currently have a total of 100,000,000 shares of capital stock authorized under of certificate of incorporation, consisting of 70,000,000 shares of Class A common stock, 20,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock, of which 4,300,000 shares are currently designated Series A preferred stock. Our Board of Directors is asking our stockholders to approve an amendment to our certificate of incorporation which will increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares, and increase the number of authorized shares of Class A common stock from 70,000,000 to 140,000,000 shares, and preferred stock from 10,000,000 to 40,000,000 shares, with an increase in the preferred stock designated as Series A preferred stock from 4,300,000 to 10,000,000 shares. There would be no increase in the Class B common stock authorized.
Our Board of Directors has determined that it would be in our best interests to increase the number of authorized shares of capital stock in order to provide our company with the flexibility to pursue all finance and corporate opportunities involving our common stock and preferred stock, which may include private or public offerings of our equity securities, acquisitions, or to issue stock dividends, without the need to obtain additional stockholder approvals. There are currently no formal proposals or agreements that would require an increase in our authorized shares of capital stock. Each additional authorized share of Class A common stock and Series A preferred stock would have the same rights and privileges as each share of currently authorized Class A common stock and Series A preferred stock.
As of April 30, 2022, we had 7,713,992 shares of Class A common stock outstanding, leaving shares of common stock available for issuance. As of April 30, 2022, we had reserved, pursuant to various equity award plans, 2,500,000 shares of Class A common stock, of which 1,560,382 shares were reserved for options currently outstanding and 326,785 were available for future option grants. We also have outstanding 7,654,506 shares of Class B common stock, which votes with the Class A common stock as a single class. Each shares of Class B common stock is substantively identical to the Class A common stock except that each share of Class B common stock provides the holder thereof with ten votes, and is not publicly traded. Each share of Class B common stock may be converted at any time at the election of the holder thereof into one share of Class A common stock. Additionally, as of April 30, 2022, we had warrants outstanding to purchase an aggregate of 4,649,471 shares of common stock issued in connection with financings and acquisitions. As of April 30, 2022, we had 3,903,737 shares of Series A preferred stock outstanding, all of which were issued in connection with financings and acquisitions. We have no other series of preferred stock outstanding.
At present, our Board of Directors has no immediate plans, arrangements or understandings to issue additional shares of Class A common stock or Series A preferred stock other than under our company’s existing at the market plans, and our employee incentive and stock purchase plans. However, we desire to have the shares available to provide additional flexibility to use our common stock and preferred stock for business and financial purposes in the future, including in connection with strategic partnerships, acquisitions and ventures, as well to have sufficient shares available to provide appropriate equity incentives for our employees. The issuance of additional shares of common stock and preferred stock in the future will have the effect of diluting earnings per share, voting power and common and preferred shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, acquisitions, financings and equity compensation plans. Our management believes the increase in authorized share capital is in the best interests of our company and our stockholders and recommends that the stockholders approve the increase in authorized share capital.
If the amendment is approved by the requisite vote of the stockholders, we will file an amended and restated certificate of incorporation with the Delaware Secretary of State as soon as reasonably practicable after the Annual Meeting. The amendment shall become effective upon filing with the Delaware Secretary of State.
Required Vote and Recommendation
Approval of the amendment to our certificate of incorporation will require the affirmative vote of the majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the amendment.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4 — ACCOUNTANT RATIFICATION PROPOSAL
The Board has appointed Rosenfield and Company, PLLC (“Rosenfield & Co.”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.
Rosenfield & Co. has served as the Company’s independent registered public accounting firm since it was retained to perform tax services for the Company’s fiscal year ended December 31, 2016. While stockholder ratification of the Board’s decision to retain Rosenfield & Co. is not required by the Company’s bylaws or otherwise, the Board has chosen to submit its selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain Rosenfield & Co. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.
Rosenfield & Co. has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Rosenfield & Co. will be present during the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.
Independent Registered Public Accounting Firm’s Fees and Services
The following fees were paid to Rosenfield & Co. for services rendered in years ended December 31, 2020 and 2021:
	Year Ended December 31,
	2020	2021
Audit Fees(1)	$330,000	$385,000
Audit-Related Fees(2)	110,500	181,500
Tax Fees(3)	72,500	98,770
All Other Fees	—	—
Total Fees	$513,000	$665,270

(1)
Audit fees consist of fees billed for professional services by Rosenfield & Co. for audit and quarterly review of the Company’s consolidated financial statements during the years ended December 31, 2021 and 2020 and related services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by Rosenfield & Co. that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)
Tax fees represent the aggregate fees billed for professional services rendered by Robinson, CPA, P.C. dba Galleros Robinson Certified Public Accountants and Advisors for tax compliance, tax advice and tax planning services.

The aggregate fees included in the Audit Fees are those billed for the indicated fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the indicated fiscal year.
Pre-Approval Policies and Procedures
In accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our Audit Committee. Our Audit Committee approved all of the fees referred to in the rows titled “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” in the table above.

Required Vote and Recommendation
Ratification of the appointment of Rosenfield & Co. requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the Company’s common stock (i.e., a Class A common stock and Class B common stock, as a single class), represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ROSENFIELD AND COMPANY, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE
Information about Directors and Executive Officers
The following table sets forth the name, age, and position of each of the Company’s executive officers and directors.
Name	Age	Position	Audit Committee	Compensation Committee	Nominating & Governance Committee	Technology, Data & Innovation Committee
William J. Rouhana, Jr.*	69	Chairman of the Board and Chief Executive Officer
Christopher Mitchell*	52	Chief Financial Officer and Director
Elana B. Sofko	54	Chief Strategy Officer
Amy L. Newmark*	65	Senior Brand Advisor and Director
Fred M. Cohen	77	Director	✓	✓	✓
Cosmo DeNicola	67	Director	✓			✓
Martin Pompadur	86	Director			✓	✓
Christina Weiss Lurie	62	Director		✓
Diana Wilkin	63	Director	✓	✓		✓
Vikram Somaya	46	Director			✓	✓

*
Services provided pursuant to the CSS Management Agreement

Each director nominee serves as a current director of the Company and attended at least 75% of all meetings of the board of directors and each committee on which he or she sat or was eligible to sit in during 2021. Christopher Mitchell was appointed to our board on June 22, 2021, and Vikram Somaya was appointed to our board on October 7, 2021.
We believe that it is necessary for each of our directors to possess qualities, attributes, and skills that contribute to a diversity of views and perspectives among the directors and enhance the overall effectiveness of the board of directors. As described below under “Nominating and Governance Committee — Guidelines for Selecting Director Nominees,” the nominating and governance committee of our Board considers all factors it deems relevant when evaluating prospective candidates or current members of our Board for nomination to our Board, as prescribed in the committee’s written charter and established guidelines and the Company’s corporate governance guidelines. All of our directors bring to the Board leadership experience derived from past service. They also all bring a diversity of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provide our Board, as a whole, with the skills and expertise that reflect the needs of the Company. The following skills matrix shows the diverse range of experience our current directors provide to our Company:

	Qualifications			Experience
	Executive Leadership	Public Company Director	Audit Committee Financial Expert(1)	Finance	Law	M&A	Media & Entertainment Industry Experience
William J. Rouhana, Jr.	✓			✓	✓	✓	✓
Christopher Mitchell	✓			✓		✓	✓
Amy L. Newmark	✓	✓		✓		✓	✓
Fred M. Cohen	✓					✓	✓
Cosmo DeNicola	✓		✓	✓		✓	✓
Martin Pompadur	✓	✓			✓	✓	✓
Christina Weiss Lurie	✓						✓
Diana Wilkin	✓						✓
Vikram Somaya	✓					✓	✓

(1)
Indicates audit committee members who the board has determined meet the criteria of an “Audit Committee Financial Expert” under applicable SEC rules.

Certain individual experiences, qualifications, and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the biographies set forth below:
William J. Rouhana, Jr.   Mr. Rouhana has been the Company’s Chairman since the formation of the Company’s predecessor in December 2014, has been the Company’s Chief Executive Officer since January 1, 2017 and has been the Chief Executive Officer of each of Chicken Soup for the Soul Holdings, LLC (“CSS Holdings”) and Chicken Soup for the Soul, LLC (“CSS”) since April 2008. Mr. Rouhana has been a leader in the media, entertainment and communications industries for more than 35 years. He was the founder and Chief Executive Officer of Winstar Communications, a wireless broadband pioneer, and Winstar New Media, one of the earliest online video content companies, from 1993 until 2001. During his career, Mr. Rouhana has led the acquisition of numerous media companies including Virgin Vision, a Virgin Group worldwide film distribution venture, in the 1980s. As an entertainment and finance lawyer from 1977 to 1985, he developed new film financing models for major producers such as Blake Edwards. He received his B.A. from Colby College, where he is currently trustee emeritus, and his J.D. from Georgetown Law School. He is the co-founder of The Humpty Dumpty Institute, which created the International Film Exchange, and the Chairman of the Global Creative Forum, which connects the United Nations with major film and television executives and talent. Among other qualifications, Mr. Rouhana brings to the Board extensive executive leadership in the communications, media and entertainment industries including production and distribution of content, and broad experience in business financings and acquisitions. Mr. Rouhana is the husband of Amy Newmark, a member of the Board.
Christopher Mitchell.   Mr. Mitchell became the Company’s Chief Financial Officer and the Chief Financial Officer of CSS on January 1, 2019. He has more than 25 years of experience managing and financing businesses and providing financial and strategic advice to senior management teams. Mr. Mitchell was elected to our board of directors at the June 10, 2021, meeting of stockholders. Since May 2013, he has been a member of the executive leadership team and an Executive Vice President at CSS, and the Chief Executive Officer of Chicken Soup for the Pet Lover’s Soul LLC, a subsidiary of CSS. From 2009 to 2013, he was the Chief Executive Officer and founder of TMG Partners, a specialized private capital investment firm focused on enterprising consumer goods and media companies. From 2004 to 2009, Mr. Mitchell was a senior founding member of a proprietary investment fund at Bank of America Merrill Lynch focused on making direct private investments into mostly consumer goods and media companies, including an investment in CSS, and from 1993 to 2003, he was a member of the Leveraged Finance team at Bank of America Merrill Lynch. During his career, Mr. Mitchell has led or assisted 59 transactions totaling more than $17 billion, including financings for subscription based or ad supported media businesses such as Bloomberg, Inc., QwestDex, Inc., Radio One, Inc., Block Communications, Gray Television, Inc., and Entercom Radio, LLC and consumer goods companies such as Del Monte, S&W Fine Foods, Contadina,

College Inn, StarKist, Sun Fresh, Orchard Select, Kibbles ‘n Bits, C&H Sugar, Bell Sports and Accessory Network (leading accessories designer and manufacturer for Calvin Klein, Karl Lagerfeld, Tahari and Izod). Mr. Mitchell received his B.S. in Finance and B.S. in Management from Virginia Tech and studied International Law and Finance at the London School of Economics and Political Science.
Elana B. Sofko.   Ms. Sofko became the Company’s Chief Strategy Officer on May 1, 2021. Prior to that, she served as the Company’s Chief Operating Officer since November 2017 and as Senior Vice President of Business Development and Distribution for the Company since September 2016. Ms. Sofko brings more than two decades of media and entertainment experience to the Company. From January 2013 to August 2016, Ms. Sofko led the digital business growth initiatives for WWE, a leading entertainment company, including WWE’s localization of digital products and the launch and international expansion of WWE Network, a subscription-based video over-the-top (OTT) service. From 2011 to December 2012, she led a technology innovation development program at ESPN and prior to that, from 2007 to 2011, headed global content strategy for Nokia’s mobile app storefront. From 2003 to 2007, Ms. Sofko launched digital businesses for A&E Television Networks. From 1997 to 2003, Ms. Sofko worked on the launch of satellite radio as part of the start-up team at SiriusXM. From 1991 to 1997, Ms. Sofko built and launched commercial background music services for News Corp. She received her B.A. from the State University of New York at Albany and an M.B.A. from the University of Connecticut.
Amy L. Newmark.   Ms. Newmark has been a member of the Board since the Company’s formation in May 2016. She has more than 30 years of media and telecommunications industry and investment banking experience. Ms. Newmark has been the Publisher, Editor-in-Chief, and an author for CSS since April 2008 and has co-authored the publication of more than 175 books under the brand during her tenure. Ms. Newmark also serves as our Senior Brand Advisor. Ms. Newmark founded and managed a successful hedge fund for five years. Prior to that she was a Managing Director at CJ Lawrence and was a top-ranked telecom analyst during her tenure. She received her A.B. from Harvard University and is a Chartered Financial Analyst. Among other qualifications, Ms. Newmark brings to the Board important financing experience, content publications expertise and an intimate knowledge of the Chicken Soup for the Soul brand and related operations. Ms. Newmark is the wife of Mr. Rouhana, the Company’s Chairman and Chief Executive Officer.
Fred M. Cohen.   Mr. Cohen has been a member of the Board since June 2016. He has more than 35 years of media and entertainment experience. Since 2004, he has been the Chairman of the International Academy of Television Arts & Sciences (Emmys), and, since 2000, the Chairman of its Foundation. Previously, he was the Executive Vice President of CBS Broadcast International, the President of King World International Productions, advisor to Harpo Productions on the international distribution of its television properties including The Oprah Winfrey Show and Dr. Oz. He is Chair Emeritus of PCI —  Media Impact, a New York based international NGO (non-governmental organization). He received his B.A. from The University of Michigan and his M.S. from Stanford University. Among other qualifications, Mr. Cohen brings to the Board extensive executive and operational experience in the media and entertainment industries, including the international segments of such industries.
Cosmo DeNicola.   Mr. DeNicola has been a member of the Board since June 2019. Mr. DeNicola is the founder of the Cosmo DeNicola Companies, a portfolio company that holds a diverse range of businesses in the healthcare, technology, publishing, professional sports, and entertainment industries. He is the founder of Amtech Software and Futura Services Inc., and a co-founder of InfoLogix Inc., LogisStar Solutions and Pursuit Healthcare Advisors. Mr. DeNicola received Ernst & Young’s Philadelphia Region Entrepreneur of the Year Award in 2018 and was honored by the Fox School of Business as one of 100 world-wide entrepreneurs and visionaries who have helped shape Fox Business School and the business world. Mr. DeNicola received his B.A. from Temple University. Among other qualifications, Mr. DeNicola brings to the Board extensive executive and entrepreneurial experience.
Martin Pompadur.   Mr. Pompadur has been a member of the Board since June 2019. Mr. Pompadur has over 50 years of experience in the media and entertainment industry. He joined American Broadcasting Company in 1960 and became the youngest person ever appointed to ABC, Inc.’s Board of Directors. He is currently on the board of Nexstar Media Group, Inc., and has previously served on the boards of IMAX Corporation, ABC Inc., Ziff Corporation, News Corporation Europe, Sky Italia, News Out of Home,

BSkyB, and Metromedia International Group. Mr. Pompadur received his B.A. from Williams College and an L.L.B. from University of Michigan Law School. Among other qualifications, Mr. Pompadur brings to the board extensive executive and operational experience in the media and entertainment industries.
Christina Weiss Lurie.   Ms. Weiss Lurie has been a member of the Board since June 2016. Her multi-faceted career spans the worlds of sports, entertainment and philanthropy. She is a minority owner of the Philadelphia Eagles and President of Eagles Charitable Foundation (formerly Eagles Youth Partnership). She is also an Oscar award-winning film producer. As executive producer, Ms. Weiss Lurie received an Oscar for Inside Job (2011), which tackles the consequences of systematic corruption of the U.S. by the financial services industry, and Inocente (2013), which features the struggles of a homeless, undocumented teen. She is the co-founder of multiple independent film companies, including Tango Pictures and Fourth and Twenty Eight Films. She was born and raised in Mexico and is also a noted philanthropist. Under her leadership, the Philadelphia Eagles earned the coveted 2011 Beyond Sport Team of the Year award for their work in the community and for trailblazing environmental programs in professional sports. She received her B.A. from Yale University. Among other qualifications, Ms. Weiss Lurie brings to the Board extensive content production experience and broad management skills.
Diana Wilkin.   Ms. Wilkin has been a member of the Board since June 2016. She has over 20 years of experience in the media industry. Since January 2017, Ms. Wilkin has been the President of Broadcast of Share Rocket, a social media measurement company. She has been Managing Director of Twelve 24 Media, a broadcast and media consulting firm, since February 2014. Formerly she served as President of CBS Affiliate Relations from 2008 to December 2013, where she was responsible for network agreements with all major broadcast groups’ television stations. From 2000 to 2008, she was involved in the management of both CBS and FOX affiliates as Vice President, General Manager in numerous markets. She received her B.S. from the University of Southern California. Among other qualifications, Ms. Wilkin brings to the Board, extensive management and operational experience in the media and entertainment industries, particularly in the television broadcasting industry.
Vikram Somaya.   Mr. Somaya has been a member of the Board since October 2021. He currently serves as Chief Data and Analytics Officer at PepsiCo. and brings to Chicken Soup for the Soul Entertainment’s board an extensive knowledge of new technologies, digital media, data analytics, corporate strategies, consumer behaviors, distribution and new advertising platforms. Prior to joining PepsiCo in 2019, Mr. Somaya served in various leadership roles at data-driven organizations. Previously, Mr. Somaya served as EVP, Chief Data Officer at Nielson; SVP, Global Data Officer and Ad Platforms at ESPN; General Manager of AdFX and Analytics at The Weather Company; and the VP of Global Operations and Audience at Thomson Reuters.
Board Composition
Effective as of the Annual Meeting, assuming election of the director nominees set forth in this proxy statement, our board composition will be as follows:

Board Diversity Matrix (As of April 28, 2022)
Board Size:
Total Number of Directors	9
	Female	Male	Did Not Disclose Gender
Gender Identity
Directors	2	6	1
Demographic Background
Asian	0	1	0
White	2	5	0
Did Not Disclose Demographic Background	1
Family Relationships
William J. Rouhana, Jr., the Company’s Chairman and Chief Executive Officer, is the husband of Amy Newmark, a member of the Board.
Leadership Structure
William J. Rouhana, Jr. serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Mr. Rouhana is one of the Company’s founders and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.
Conflicts of Interest
Our certificate of incorporation provides that:
•
we renounce any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities that are presented to us or our officers, directors or stockholders or affiliates thereof, including but not limited to, CSS Productions, LLC (“CSS Productions”) and its affiliates; and

•
our officers and employees will not be liable to our company or our stockholders for monetary damages for breach of any fiduciary duty by reason of any activities of us or any of the CSS Companies to the fullest extent permitted by Delaware law.

We have entered into agreements with our affiliated companies which provide us with access to important assets and resources. This include a trademark and intellectual property license agreement, which we refer to as the “CSS License Agreement,” between us and CSS through which we have been granted a perpetual, exclusive, worldwide license to produce and distribute video content using the brand and related content, such as stories published in the Chicken Soup for the Soul books. Pursuant to the CSS License Agreement, the CSS Companies have agreed not to produce and distribute video content. Accordingly, if any of our executive officers or directors becomes aware of a non-video content opportunity which is suitable for an entity to which he or she has current fiduciary or contractual obligations, he or she will be entitled to present those opportunities to the CSS Companies prior to presenting them to us. For the years ended December 31, 2021 and 2020, we recorded $5.5 million and $3.3 million, respectively, of license fee expense under this agreement. We believe that the terms and conditions of the CSS License Agreement, which provides us with the rights to use the trademark and intellectual property in connection with our video content, are more favorable to us than any similar agreement we could have negotiated with an independent third party.
We have a management services agreement (the “CSS Management Agreement”) pursuant to which we pay our parent company, Chicken Soup for the Soul, LLC, a management fee equal to 5% of our net revenue. Under the terms of the CSS Management Agreement, we are provided with the broad operational expertise of CSS and its subsidiaries and personnel, including the services of our chairman and chief executive officer, Mr. Rouhana, our vice chairman and chief strategy officer, Mr. Seaton, our senior brand advisor and director, Ms. Newmark, and our chief financial officer, Mr. Mitchell. The CSS Management Agreement also provides for services, such as accounting, legal, marketing, management, data access and back-office systems, and provides us with office space and equipment usage. On August 1, 2019, we entered into an amendment to the CSS Management Agreement which removed our obligation to pay sales commissions to CSS in connection with sponsorships for our video content or other revenue generating transactions arranged by CSS or its affiliates. On March 15, 2021, we entered into a further amendment to the CSS Management Agreement which clarified that the term of the CSS Management Agreement shall continue on a month-to-month basis until terminated by either party thereto. For the years ended December 31, 2021 and 2020, we recorded $5.5 million and $3.3 million, respectively, of management fee expense under this agreement. We believe that the terms and conditions of the CSS Management Agreement, as amended, are more favorable and cost effective to us than if we hired the full staff to operate the Company.
Independence of Directors
The Company’s Class A common stock, 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, and its 9.50% Notes due 2025 are each listed on the Global Market of The Nasdaq Stock Market (“Nasdaq”) and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors.
Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a Company, who does not have a relationship with the Company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Messrs. DeNicola, Pompadur, Somaya and Cohen and Mses. Wilkin and Weiss Lurie is an independent director.
Board Role in Risk Oversight
The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies.
Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.
Board Meetings and Committees
During the fiscal year ended December 31, 2021, the Board met 8 times and acted by written consent 14 times. All of the Company’s directors attended all of the meetings of the Board and committees on which they served. The directors are encouraged to attend meetings of stockholders, if they are able, and all of our directors attended the 2021 annual meeting of stockholders.
The Board has three separately standing committees: the audit committee, the compensation committee, and the nominating and governance committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.cssentertainment.com.
Audit Committee
The audit committee consists of Mr. DeNicola (committee chairman), Mr. Cohen, and Ms. Wilkin, each of whom is “independent” as defined in Rule 10A-3 of the Exchange Act and the Nasdaq listing standards. During the fiscal year ended December 31, 2021, the audit committee met five times.
The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:
•
reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in the Company’s annual reports;

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discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

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discussing with management major risk assessment and risk management policies;

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monitoring the independence of the independent registered public accounting firm;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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reviewing and approving all related-party transactions;

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inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

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pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent registered public accounting firm, including the fees and terms of the services to be performed;

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appointing or replacing the independent registered public accounting firm;

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determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

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establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

Financial Experts on Audit Committee
The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The definition of “financially literate” generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Board has determined that each of Messrs. DeNicola and Cohen, and Ms. Wilkin are independent directors and are financially literate.

Additionally, we must annually certify to Nasdaq that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Mr. DeNicola qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
Report of the Audit Committee
The audit committee reviewed and discussed the Company’s audited financial statements for year ended December 31, 2021 with management, as well as with the Company’s independent registered public accounting firm. The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding such firm’s communications with the audit committee concerning independence, and the audit committee discussed with such firm its independence.
Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission. The Board evaluated the performance of Rosenfield & Co. and re-appointed the firm as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Submitted by the Audit Committee:
Cosmo DeNicola (Chairman)
Fred M. Cohen
Diana Wilkin
Compensation Committee
The compensation committee consists of Ms. Weiss Lurie (committee chairwoman), Ms. Wilkin, and Mr. Cohen, each of whom is an independent director. During the fiscal year ended December 31, 2021, the compensation committee met three times.
The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation (if any), evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all of the other executive officers (including through the Company’s management services agreements);

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reviewing the terms of the CSS Management Agreement as further described below under “Certain Relationships and Related Transactions — Affiliate Resources and Obligations — CSS Management Agreement;”

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reviewing the Company’s executive compensation policies and plans;

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implementing and administering the Company’s equity-based incentive compensation plans, determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants;

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assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

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if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

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reviewing, evaluating and recommending changes to non-executive director compensation. The compensation committee makes all decisions regarding executive officer compensation.

The compensation committee periodically reviews the elements of compensation for the executive officers, including annual base salary, annual incentive bonus, and equity compensation, and advises the Board whether executive compensation is properly aligned with measures of shareholder value. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. The compensation committee will consider the recommendations of the Chief Executive Officer when determining compensation for other executive officers of the Company. Executive officers do not determine any element or component of their own pay package or total compensation amount.
The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans. In addition, the Chief Executive Officer, the Chief Financial Officer, and other members of management make recommendations to the compensation committee with regard to overall pay strategy for all employees, including program designs, annual incentive design, and long-term incentive plan design. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.
The compensation committee retains sole authority to engage compensation consultants, including determining the nature and scope of services and approving the amount of compensation for those services, and legal counsel or other advisors. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the Securities and Exchange Commission and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee. The compensation committee hired a compensation consultant during 2021.
Nominating and Governance Committee
The nominating and governance committee consists of Mr. Cohen (committee chairman), Mr. Pompadur, and Vikram Somaya, each of whom is an independent director under the Nasdaq listing standards. During the fiscal year ended December 31, 2021, the nominating and governance committee met two times. The nominating and governance committee is responsible for overseeing the selection of persons to be nominated to serve on the Board.
The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:
•
Developing the criteria and qualifications for membership on the Board;

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Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board;

•
Periodically reviewing the Company’s corporate governance policies and recommending to the Board modifications to the policies as appropriate, including changes necessary to satisfy any applicable requirements of the NASDAQ, the SEC, and any other legal or regulatory requirements; and

•
Reviewing the Company’s policies and programs concerning corporate social responsibility, including environmental, social, diversity, and governance matters.

Guidelines for Selecting Director Nominees
The nominating and governance committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating and governance committee charter, generally provide that persons to be nominated:

•
should have demonstrated significant achievements in business, education, or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism, and intense dedication to serving the interests of the stockholders.

The nominating and governance committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating and governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. Although the Board does not have specific guidelines on diversity, it is one of many criteria considered by the nominating and governance committee when evaluating candidates. The nominating and governance committee does not distinguish among nominees recommended by stockholders and other persons.
Procedure for Stockholders to Recommend Director Candidates
The nominating and governance committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating and governance committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating and governance committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.
In April 2022 our nominating and governance committee recommended to our board of directors the nomination of William J. Rouhana, Jr., Christopher Mitchell, Amy L. Newmark, Cosmo DeNicola, Martin Pompadur, Fred M. Cohen, Christina Weiss Lurie, Vikram Somaya and Diana Wilkin for re-election as directors. Our nominating and governance committee did not receive recommendations from any stockholders or others for director candidates.
Technology, Data and Innovation Committee
The technology, data and innovation committee consists of Mr. Vikram Somaya (committee chairman), Mr. DeNicola, Ms. Wilkin and Mr. Pompadur. The technology, data and innovation committee was formed in April 2022.
The technology, data and innovation committee’s duties, which are specified in the Company’s technology, data and innovation committee charter, include, but are not limited to:
Our technology, data and innovation committee is an newly formed committee created in April 2022. This committee will be responsible for assisting our board in overseeing and supporting the actions being taken by management in relation to technology and innovation. The technology, data and innovation committee will focus on key strategic issues in relation to our technology backbone and help our board and company in related areas, including:
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the development of existing technology, architecture, and processes to enhance the customer experience and maintain the health and resilience of our IT systems;

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adoption and implementation of new and future data and technology capabilities;

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acquisition, innovations, partnerships, and joint ventures that can improve our technology or data capabilities;

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consideration and implementation of strategies, policies and technologies that can enhance data security; and

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evaluation of key threats and opportunities resulting from new business models and disruptive technologies.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of such forms and written representations received by the Company from certain reporting persons, we believe that during the year ended December 31, 2021 all Section 16(a) filing requirements were complied with in a timely manner, with the following exception: one of our officers and directors, Amy Newmark, timely submitted a Form 4 report for filing through the SEC’s EDGAR system. Although the report was ready timely and a filing attempt made 36 hours prior to due date, counsel experienced technical difficulties in making the electronic filing, which were unable to be resolved on the EDGAR system until after the initially attempted filing date and due date.
Code of Ethics
In August 2017, the Company adopted a code of ethics that applies to all of its respective executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at http://ir.cssentertainment.com. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.
Stockholder Communications
Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, Chicken Soup for the Soul Entertainment Inc., P.O. Box 700, Cos Cob, Connecticut 06807. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.
Director Compensation
Each of the Company’s independent Directors receives annual director fees totaling $50,000 per year in two equal semi-annual installments, payable 50% in cash and 50% in shares of Class A common Stock.
The following table sets forth compensation earned by each independent Director who are not named executive officers and served during the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Fred M. Cohen	25,000	24,993	49,993
Christina Weiss Lurie	25,000	24,993	49,993
Diana Wilkin	25,000	24,993	49,993
Cosmo DeNicola	25,000	24,993	49,993
Martin Pompadur	25,000	24,993	49,993
Vikram Somaya	12,500	—	12,500

(1)
Represents the cash portion of annual director fees.

(2)
Represents the fair value of the share awards for the year ended December 31, 2021, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the board member. The assumptions made in valuing the share awards reported in this column are discussed in the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2021, including in Note 2, Summary of Significant Accounting Policies — Share-Based Compensation, and Note 6, Share-Based Compensation.

There were no outstanding stock options held by the Company’s non-executive directors as of December 31, 2021.

EXECUTIVE OFFICER COMPENSATION
Compensation Objectives
Our compensation program is designed to attract, retain, and motivate highly qualified executive officers and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
Summary Compensation Table
The following table sets forth the compensation paid to or earned by each of our Named Executive Officers for each of the fiscal years ended December 31, 2020 and 2021.
Name and Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($) (2)	All Other (1)	Total ($)
William J. Rouhana, Jr.	2021	135,000	—	—	9,638	144,638
Chief Executive Officer	2020	126,000	—	—	8,595	134,595
Scott W. Seaton	2021	29,623	—	—	3,391	33,014
Vice Chairman(3)	2020	62,500	—	—	6,819	69,319
Christopher Mitchell	2021	200,000	150,000	—	19,024	369,024
Chief Financial Officer	2020	200,000	125,000	—	18,204	343,204
Elana B. Sofko	2021	396,731	208,750	263,097	10,658	879,236
Chief Strategy Officer	2020	390,000	160,000	—	18,147	568,147

(1)
Represents the allocable portion (based on business time allocated to CSSE) of salary and bonus, medical care, vision, and long-term disability coverage premiums that is paid by our parent company to the listed executive officers. These amounts are not paid separately by CSSE; they are covered by payments CSSE makes under the CSS Management Agreement (except with respect to Elana B. Sofko).

(2)
The amounts reported in the “Stock Awards” column reflect the fair value of stock options for the year ended December 31, 2021, calculated in accordance with ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officers. The assumptions made in valuing the stock option awards reported in this column are discussed in the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2021, including in Note 2, Summary of Significant Accounting Policies — Share-Based Compensation, and Note 6, Share-Based Compensation.

(3)
Mr. Seaton resigned his position as Vice Chairman effective June 22, 2021, and the Company no longer receives the benefit of his services under the CSS Management Agreement.

Compensation Arrangements for Named Executive Officers
William J. Rouhana, Jr., Scott W. Seaton, Christopher Mitchell — CSS Management Agreement
The Company entered into the CSS Management Agreement with its parent operating company, CSS, on May 12, 2016. Under the terms of the CSS Management Agreement, the Company is provided with the broad operational expertise of the CSS companies’ personnel, including the Company’s chairman and chief executive officer, vice chairman, senior brand advisor and director, chief financial officer, and chief accounting officer. The CSS Management Agreement also provides for the Company to receive numerous other services, including accounting, legal, marketing, social media support, management, data access and back office systems, and requires CSS to provide the Company with office space and equipment usage. The terms of the CSS Management Agreement and payments made by the Company to date thereunder are described under “Certain Relationships and Related Transactions — Affiliate Resources and Obligations — CSS Management Agreement.”

Elana B. Sofko
Ms. Sofko became our Chief Strategy Officer on May 1, 2021. Prior to this, she was our Chief Operating Officer since November 6, 2017. During 2020, Ms. Sofko’s annual base salary was $390,000 and during 2021 her annual base salary was $400,000. Ms. Sofko is entitled to receive a discretionary cash bonus of up to 50% in 2020 and 80% in 2021, of her annual base salary each year. For the years ended December 31, 2020 and 2021, Ms. Sofko was awarded a cash bonus of $160,000 and $238,000, respectively.
Payments upon Termination or Change in Control
Ms. Sofko’s employment arrangement contains a severance and change of control provisions. If Ms. Sofko’s employment is terminated by the Company other than for cause, then she will be entitled to continued salary for a period of six months. Ms. Sofko is not entitled to accelerated vesting of any outstanding equity awards. Additionally, if there is a change in control of the Company, Ms. Sofko is entitled to a one-time payment.
The following table summarizes the amounts payable upon termination of employment for Ms. Sofko or for a change in control in the Company, assuming such events occurred on December 31, 2021.
For purposes of presenting amounts payable over a period of time (e.g., salary continuation), the amounts are shown as a single total but not as a present value (the single sum does not reflect any discount).
	Potential Payments ($)
Name	By the Executive	By the Company for Cause	By the Company Without Cause	Change In Control of the Company
Elana B. Sofko	—	—	$200,000	$585,000
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding option and stock awards as of December 31, 2021 for each Named Executive Officer.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Award Number of Securities Underlying Unexercised Options (#) Unexercised	Option Exercise Price ($)	Option Expiration Date
William J. Rouhana, Jr.	—	—	—	—
Chief Executive Officer
Scott W. Seaton	—	—	—	—
Vice Chairman(1)
Christopher Mitchell	100,000	—	$8.08	1/15/2024
Chief Financial Officer
Elana B. Sofko	33,948	—	$14.05	12/8/2026
Chief Strategy Officer	100,000	—	$8.08	1/15/2024

(1)
Mr. Seaton resigned his position as Vice Chairman effective June 22, 2021, and the Company no longer receives the benefit of his services under the CSS Management Agreement.

The Company believes equity grants provide its executives with a strong link to the Company’s long-term performance, create an ownership culture and help to align the interests of the Company’s executives and its stockholders. In addition, the Board and the compensation committee periodically review the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive awards to them in the form of stock options or other equity awards.

Payments upon Termination or Change in Control
In 2017, Ms. Sofko entered into a severance agreement with the Company. If Ms. Sofko’s employment is terminated by the Company other than for cause, then she will be entitled to continued salary for a period of six months. Ms. Sofko is not entitled to accelerated vesting of any outstanding equity awards.
The following table summarizes the amounts payable upon termination of employment for Ms. Sofko, assuming termination occurred on December 31, 2021 under the severance arrangement with Ms. Sofko. For purposes of presenting amounts payable over a period of time (e.g., salary continuation), the amounts are shown as a single total but not as a present value (the single sum does not reflect any discount).
	Potential Termination Payments
Name	By the Executive ($)	By Company for Cause ($)	By Company without Cause ($)
Elana B. Sofko	—	—	$720,000
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding option and stock awards as of December 31, 2021 for each Named Executive Officer.
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
William J. Rouhana, Jr.	—	—	—	—
Chief Executive Officer
Scott W. Seaton		—
Vice Chairman
Christopher Mitchell	100,000	—	8.08	1/15/2024
Chief Financial Officer
Elana B. Sofko	33,948	—	14.05	12/08/2026
Chief Operating Officer
The Company believes equity grants provide its executives with a strong link to the Company’s long-term performance, create an ownership culture and help to align the interests of the Company’s executives and its stockholders. In addition, the Board and the compensation committee periodically review the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive awards to them in the form of stock options or other equity awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Company’s Class A common stock and Class B common stock as of April 25, 2022 by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

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each of the Company’s officers and directors; and

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all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 7,471,896 shares of Class A common stock outstanding and 7,654,506 shares of Class B common stock outstanding as of the date of this prospectus. Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.
	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Class A	%	Class B	%	Percent of Total Voting Power(2)
Current Directors and Officers:
William J. Rouhana, Jr.(3)(4)	316,932	4.2%	7,654,506	100%	91.5%
Vikram Somaya	—	0%	—	0%	*
Christopher Mitchell(5)	104,250	1.4%	—	0%	*
Elana B. Sofko(6)	168,750	2.3%	—	0%	*
Amy L. Newmark(3)(7)	61,464	0.8%	—	0%	*
Fred M. Cohen	14,364	0.2%	—	0%	*
Cosmo DeNicola(8)	261,338	3.5%	—	0%	*
Martin Pompadur	2,855	0.0%	—	0%	*
Christina Weiss Lurie	33,117	0.4%	—	0%	*
Diana Wilkin	21,447	0.3%	—	0%	*
All current directors and executive officers as a group (ten persons)(9)	984,517	12.6%	7,654,506	100%	92.3%
Five Percent Holders:
Chicken Soup for the Soul Productions, LLC	—	0%	7,654,506	100%	91.1%
Sony Corporation(10)	4,000,000	53.5%	—	0%	*
Royce & Associates, LP(11)	530,863	7.1%	—	0%	*
Ophir Global Opportunities Fund(12)	524,797	4.6%	—	0%	*
Bank of America Corporation(13)	574,502	7.7%	—	0%	*
Granaham Investment Management, Inc.(14)	1,005,193	13.5%	—	0%	*
Islet Management, LP(15)	718,240	9.6%	—	0%	*

*
Less than one percent.

(1)
Unless otherwise indicated, the business address of each of the individuals is Chicken Soup for the Soul Entertainment, Inc., P.O. Box 700, Cos Cob, Connecticut 06807.

(2)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, as a single class. The holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(3)
Mr. Rouhana and Ms. Newmark are married. Each spouse disclaims beneficial ownership of the shares owned by the other spouse.

(4)
Represents (i) 159,432 shares of Class B common stock beneficially owned by an affiliate of Mr. Rouhana and (ii) all of the shares of Class B common stock owned by CSS Productions. The ultimate parent of CSS Productions is CSS Holdings, which in turn is ultimately controlled by Mr. Rouhana.

(5)
Represents (i) 100,000 shares of Class A common stock purchasable under options that have vested. Such options granted under the Company’s 2017 Long-Term Incentive Plan, vest in twelve equal quarterly installments beginning on March 31, 2019 and are exercisable at $8.08 per share and (ii) 4,250 shares of Class A common stock issuable upon the exercise of Class W Warrants at an exercise price of $7.50 per share.

(6)
Represents: (i) 100,000 shares of Class A common stock purchasable under options that have vested, such options granted under the Company’s 2017 Long-Term Incentive Plan and vest in quarterly installments beginning on March 31, 2019 and are exercisable at $8.08 per share; (ii) 33,948 shares of Class A common stock purchasable under options that vested on issuance on December 10, 2021 and are exercisable at $14.05 per share and (iii) 34,802 shares of Class A common stock.

(7)
Includes (i) 21,780 shares of Class A common stock; (ii) 33,150 shares underlying Class W warrants at an exercise price of $7.50 per share and; (iii) 6,534 shares underlying Class Z warrants at an exercise price of $12.00 per share.

(8)
Includes 53,200 shares of Class A common stock issuable upon the exercise of Class W warrants at an exercise price of $7.50 per share.

(9)
Represents all of the shares beneficially owned by the individuals listed above and as set forth in footnotes (3) through (8) above.

(10)
The business address of Sony Corporation is 7-1, Konan 1-Chome, Minato-ku, Tokyo 108-0075 Japan. Information derived from a Schedule 13D/A filed on November 4, 2019. Includes shares of Class A common stock issuable upon the exercise of warrants to purchase (i) 800,000 shares of Class A Common Stock at an exercise price of $8.13 per share; (ii) 1,200,000 shares of Issuer Class A Common Stock at an exercise price of $9.67 per share; (iii) 380,000 shares of Class A Common Stock at an exercise price of $11.61 per share; and (iv) 1,620,000 shares of Class A Common Stock at an exercise price of $11.61 per share.

(11)
The business address of Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151. Information derived from a Schedule 13G/A filed on January 14, 2022. As set forth in such filing, the securities reported therein are beneficially owned by one or more registered investment companies or other managed accounts that are investment management clients of Royce & Associates, LP (“RALP”), an indirect majority owned subsidiary of Franklin Resources, Inc.(“FRI”). Various accounts managed by Royce & Associates, LP have the right to receive or the power to direct the receipts of dividends from, or the proceeds from the sale of shares of the issuer.

(12)
Represents shares beneficially owned by Ophir Global Opportunities Fund. The business address of Ophir Global Opportunities Fund is Level 26, Governor Philip Tower One Farrer Place, Sydney, NSW 2000. Information derived from a Schedule 13G filed on February 14, 2022. As set forth in such filing, Ophir Asset Management US LLC serves as the investment manager to Ophir Global Opportunities Fund, Ophir Global High Conviction Fund, and certain accounts.

(13)
The business address of Bank of America Corporation is One Rockefeller Plaza, 23rd Floor, New York, NY 10020. Information derived from a Schedule 13G filed on January 31, 2022. The business address of Bank of America Corporation is 100 N Tryon Street, Charlotte, North Carolina 28255.

(14)
The business address of Granahan Investment Management, Inc.(“Granahan”) is 404 Wyman Street, Suite 460, Waltham, MA 02451. Jane M. White is the President and Chief Executive Officer of Granahan and may be deemed to beneficially own the Class A Common Stock owned by Granahan. Information derived from a Schedule 13G filed on February 14, 2022.

(15)
The business address of Islet Management LP is 590 Madison Avenue, 27th Floor, New York, NY 10022. Mr. Samuels is the Chief Executive Officer and Chief Investment Officer of Islet Management LP and may be deemed to beneficially own the Class A Common Stock owned by Islet Management LP. Information derived from a Schedule 13G filed on October 15, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Policy
The Company’s Code of Ethics requires that the Company avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board with all material information concerning the transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Affiliate Resources and Obligations
CSS License Agreement
We have a trademark and intellectual property license agreement with CSS, which we refer to as the “CSS License Agreement.” Under the terms of the CSS License Agreement, we have been granted a perpetual, exclusive, worldwide license to produce and distribute video content using the Chicken Soup for the Soul brand and related content, such as stories published in the Chicken Soup for the Soul books. We pay CSS an incremental recurring license fee equal to 4% of our net revenue for each calendar quarter, and a marketing fee of 1% of our net revenue.
For the years ended December 31, 2021 and 2020, we recorded $5.5 million and $3.3 million, respectively, of license fee expense under this agreement. We believe that the terms and conditions of the CSS License Agreement, which provides us with the rights to use the trademark and intellectual property in connection with our video content, are more favorable to us than any similar agreement we could have negotiated with an independent third party.
CSS Management Agreement
We have a management services agreement, which we refer to as the “CSS Management Agreement”, in which we pay CSS a management fee equal to 5% of our net revenue. Under the terms of the CSS Management Agreement, we are provided with the broad operational expertise of CSS and its subsidiaries and personnel, including the services of our chairman and chief executive officer, Mr. Rouhana, our vice chairman and chief strategy officer, Mr. Seaton, our senior brand advisor and director, Ms. Newmark, and our chief financial officer, Mr. Mitchell. The CSS Management Agreement also provides for services, such as accounting, legal, marketing, management, data access and back-office systems, and provides us with office space and equipment usage. On August 1, 2019, we entered into an amendment to the CSS Management Agreement which removed our obligation to pay sales commissions to CSS in connection with sponsorships for our video content or other revenue generating transactions arranged by CSS or its affiliates. On March 15, 2021, we entered into a further amendment to the CSS Management Agreement which clarified that the term of the CSS Management Agreement shall continue on a month-to-month basis until terminated by either of the parties thereto.

For the years ended December 31, 2021 and 2020, we recorded $5.5 million and $3.3 million, respectively, of management fee expense under this agreement. We believe that the terms and conditions of the CSS Management Agreement, as amended, are more favorable and cost effective to us than if we hired the full staff to operate the Company.
PRINCIPLE ACCOUNTING FEES AND SERVICES
The following fees were paid to Rosenfield & Co. for services rendered in years ended December 31, 2020 and 2021:
	Year Ended December 31,
	2020	2021
Audit Fees(1)	$330,000	$385,000
Audit-Related Fees(2)	110,500	181,500
Tax Fees(3)	72,500	98,770
All Other Fees	—	—
Total Fees	$513,000	$665,270

(1)
Audit fees consist of fees billed for professional services by Rosenfield & Co. for audit and quarterly review of the Company’s consolidated financial statements during the years ended December 31, 2021 and 2020 and related services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by Rosenfield & Co. that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)
Tax fees represent the aggregate fees billed for professional services rendered by Robinson, CPA, P.C. dba Galleros Robinson Certified Public Accountants and Advisors for tax compliance, tax advice and tax planning services.

The aggregate fees included in the Audit Fees are those billed for the indicated fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the indicated fiscal year.
Pre-Approval Policies and Procedures
In accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our Audit Committee. Our Audit Committee approved all of the fees referred to in the rows titled “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” in the table above.
SOLICITATION OF PROXIES
Your proxy is being solicited on behalf of our Board and we are bearing the cost of this solicitation. In addition to the use of the mails and the internet, proxies may be solicited personally or by email or telephone using the services of directors, officers, and regular employees at nominal cost. Banks, brokerage firms, and other custodians, nominees, and fiduciaries will be reimbursed by us for expenses incurred in sending proxy materials to beneficial owners of our common stock.

OTHER MATTERS
The Company does not intend to bring before the Annual Meeting any matters other than those specified in this proxy statement, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.
2023 ANNUAL MEETING STOCKHOLDER PROPOSALS AND NOMINATIONS
The Company intends to hold its 2023 annual meeting of stockholders on or about June 15, 2023. A proposal that a stockholder intends to present at the 2023 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than December 31, 2022. All proposals must comply with Rule 14a-8 under the Exchange Act.
The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2023 annual meeting of stockholders, this notice must be received no earlier than March 15, 2023 and no later than April 6, 2023. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, Chicken Soup for the Soul Entertainment Inc., P.O. Box 700, Cos Cob, Connecticut 06807.
DISCRETIONARY VOTING OF PROXIES
Pursuant to Rule 14a-4 promulgated by the SEC, stockholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2023 Annual Meeting with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Cos Cob, Connecticut, not later than December 31, 2022.
OTHER STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Our board of directors provides a process for stockholders and interested parties to send communications to the board of directors. Stockholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Chicken Soup for the Soul Entertainment Inc., 132 E. Putnam Ave, Cos Cob, Connecticut 06807. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

INCORPORATION BY REFERENCE
This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, including our audited financial statements and supplementary data and management’s discussion and analysis of financial condition and results of operations. You may request a free copy of any or all of the information incorporated by reference into the proxy statement (other than exhibits not specifically incorporated by reference into the text of such documents). Please direct any oral or written requests for such documents to Chicken Soup for the Soul Entertainment Inc., 132 E. Putnam Ave, Cos Cob, Connecticut 06807.
By Order of the Board of Directors
/s/ William J. Rouhana, Jr.

William J. Rouhana, Jr., Chief Executive Officer and Chairman of the Board
Cos Cob, Connecticut
Dated May   , 2022

Annex A
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
2017 Long Term Incentive Plan
(As amended to Increase Number of Shares Available)
Section 1.   Purpose; Definitions.
1.1.   Purpose.   The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company (and its Parent companies, Subsidiaries and Affiliates) whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.
1.2.   Definitions.   For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.
(b)   “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.
(c)   “Board” means the Board of Directors of the Company.
(d)   “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company.
(e)   “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(f)   “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.
(g)   “Common Stock” means the Class A Common Stock of the Company, par value $.0001 per share.
(h)   “Company” means Chicken Soup for the Soul Entertainment, Inc., a corporation organized under the laws of the State of Delaware.
(i)   “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.
(j)   “Effective Date” means the date determined pursuant to Section 12.1.
(k)   “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.
(l)   “Holder” means a person who has received an award under the Plan.

(m)   “Incentive Bonus” means a bonus opportunity awarded under Section 9 pursuant to which a recipient may become entitled to receive an amount based on satisfaction of such Performance Goals as are specified in the award Agreement.
(n)   “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 410 of the Code.
(o)   “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(p)   “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.
(q)   “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
(r)   “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.
(s)   “Performance Goal” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries or its or their respective business units, in all cases before Excluded Items (defined below) except as otherwise determined by the Committee upon the grant of an award: sales or other revenues; cost of goods sold; gross profit; expenses or expense or cost reductions; income or earnings, including net income or income from operations; earnings before one or more items such as interest, taxes, depreciation and amortization; margins; working capital or any of its components, including accounts receivable, inventories and/or accounts payable; assets or productivity of assets; return on shareholders’ equity, capital, assets, debt or ratio of debt to equity or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; stock price; dividend payments; economic value added, or other measure of profitability that considers the cost of capital employed; cash flow; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; product quality; new product introductions or launches; sustainability, including energy or materials utilization; business efficiency measures; retail sales; safety; or any combination of the foregoing. Performance Goals also may include earnings per share on a consolidated basis and total shareholder return. Unless otherwise determined by the Committee at the time of grant, as to each Performance Goal, the relevant measurement of performance shall be computed in accordance with U.S. generally accepted accounting principles to the extent applicable, but will exclude the effects of the following: (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business or business segment or arising from the sale of assets outside the ordinary course of business, (v) changes in tax or accounting principles, regulations or laws, (vi) extraordinary, unusual, transition, one-time and/or non-recurring expenses, revenues or other items of gain or loss, (vii) changes in interest expenses as a result of modified debt structures and (viii) mergers and acquisitions, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report, to the extent applicable (collectively, the “Excluded Items”). With respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such exclusions shall be made only to the extent consistent with Section 162(m) of the Code. To the extent consistent with Section 162(m) of the Code, the Committee may also provide for other adjustments to Performance Goals in the Agreement. In addition, the Committee may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such adjustment may be made only to the extent consistent with Code Section 162(m) of the

Code. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of awards that the Committee determines at the date of grant will not be considered performance based compensation under Section 162(m) of the Code, the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.
(t)   “Plan” means the Company’s 2017 Long Term Incentive Plan, as hereinafter amended from time to time.
(u)   “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(d) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 10.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 10.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.
(v)   “Restriction Period” means the time or conditions within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.
(w)   “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.
(x)   “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
(y)   “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.
(z)   “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date), or, at the Company’s election, cash in the amount of the SAR Value.
(aa)   ”Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.
(bb)   “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.
(cc)   “Vest” means to become exercisable or to otherwise obtain ownership rights in an award. No award shall vest in less than a one-year period.

Section 2.   Administration.
2.1.   Committee Membership.   The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.
2.2.   Powers of Committee.   The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Other Stock-Based Awards, and/or (vi) Incentive Bonuses. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):
(a)   to select the officers, employees, directors and consultants of the Company, Parent, Subsidiary or Affiliate to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Incentive Bonuses may from time to time be awarded hereunder;
(b)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, or any Performance Goals, as the Committee shall determine);
(c)   to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company, Parent, Subsidiary and/or Affiliate outside of this Plan; and
(d)   to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.
The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.
Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year Options and/or Stock Appreciation Rights and/or any other awards with respect to more than 100,000 shares in the aggregate or Incentive Bonuses for more than $200,000 in the aggregate. In all cases, determinations of these limits should be made in a manner that is consistent with the exemption for performance-based compensation that Section 162(m) of the Code provides. Non-employee Directors may not be granted any awards covering more than 15,000 shares of Common Stock in any year.
2.3.   Interpretation of Plan.   Subject to Section 11, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Parent, Subsidiaries, Affiliates and Holders.
Section 3.   Stock Subject to Plan.
3.1.   Number of Shares.   The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 5,000,000 shares and no more than 5,000,000 shares of Common Stock may be granted as Incentive Stock Options. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.
3.2.   Adjustment Upon Changes in Capitalization, Etc.   In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.
3.3.   Administrative Stand Still.   In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.
3.4.   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or any Subsidiary or Affiliate or the Company’s or any Subsidiary’s or Affiliate’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
Section 4.   Eligibility.
Awards may be made or granted to employees, officers, directors and consultants of the Company, Parent companies, Subsidiaries or Affiliates who are deemed to have rendered or to be able to render significant services to the Company or Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company, Parent or Subsidiary (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company, Subsidiaries, Parents or Affiliates with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.
Section 5.   Stock Options.
5.1.   Grant and Exercise.   Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.
5.2.   Terms and Conditions.   Stock Options granted under the Plan shall be subject to the following terms and conditions:
(a)   Option Term.   The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.
(b)   Exercise Price.   The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.
(c)   Exercisability.   Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, generally over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.
(d)   Method of Exercise.   Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the market price of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).
(e)   Stock Payments.   Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.
(f)   Transferability.   Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.
(g)   Termination by Reason of Death.   If a Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.
(h)   Termination by Reason of Disability.   If a Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.
(i)   Termination by Reason of Normal Retirement.   Subject to the provisions of Section 13.4, if such Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.
(j)   Other Termination.   Subject to the provisions of Section 13.4, if such Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company, Parent, Subsidiary or Affiliate without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.
(k)   Incentive Stock Options.   The aggregate Fair Market Value (on the date of grant of the Stock Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and

Subsidiaries) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.
(l)   Buyout and Settlement Provisions.   The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.
(m)   Rights as Shareholder.   A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.
Section 6.    Stock Appreciation Rights.
6.1.   Grant and Exercise.   Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.
6.2.   Terms and Conditions.   Stock Appreciation Rights shall be subject to the following terms and conditions:
(a)   Exercisability.   Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.
(b)   Termination.   All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.
(c)   Method of Exercise.   Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.
(d)   Shares Available Under Plan.   The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.
Section 7.    Restricted Stock; Restricted Stock Units.
7.1.   Grant.   Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any)

to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, the Performance Goal(s), if any, and level of achievement versus the Performance Goal(s) that shall determine the number of shares of Restricted Stock granted, issued and/or vested, the term of the performance period, if any, as to which performance will be measured for determining the number of such shares of Restricted Stock and all other terms and conditions of the awards. In addition, the Committee may award Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable Restriction Period, as set forth in an Agreement.
7.2.   Restricted Stock Terms and Conditions.   Each Restricted Stock award shall be subject to the following terms and conditions:
(a)   Certificates.   Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.
(b)   Rights of Holder.   Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.
(c)   Vesting; Forfeiture.   Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, which may include Performance Goals, (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.
(d)   Discretionary Adjustments and Limits.   Notwithstanding the satisfaction of any Performance Goals, the number of shares of Restricted Stock granted, issued and/or vested under an award of Restricted Stock on account of either financial performance or personal performance evaluations may, to the extent specified in the Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.
7.3.   Restricted Stock Units Terms and Conditions.   Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a)   Settlement.   The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.
(b)   Shareholder Rights.   A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.
(c)   Dividend Equivalents.   If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.
Section 8.   Other Stock-Based Awards.
Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific Performance Goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.
Section 9.   Incentive Bonuses.
9.1.   General.   Each Incentive Bonus award will confer upon the Holder the opportunity to earn a future payment tied to the level of achievement with respect to one or more Performance Goal(s) established for a performance period established by the Committee.
9.2.   Incentive Bonus Document.   The terms of any Incentive Bonus will be set forth in an Agreement. Each Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Holder as an Incentive Bonus, (ii) the Performance Goal(s) and level of achievement versus the Performance Goal(s) that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee.
9.3.   Performance Goals.   The Committee shall establish the Performance Goal(s) and level of achievement versus the Performance Goal(s) that shall determine the target and maximum amount payable under an Incentive Bonus.
9.4.   Timing and Form of Payment.   The Committee shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus shall be made in cash. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Holder to elect for, the payment of any Incentive Bonus to be deferred to a specified date or event.
9.5.   Discretionary Adjustments.   Notwithstanding satisfaction of any Performance Goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.

9.6.   Termination.   If a Holder’s employment by, or association with, the Company or any Subsidiary, Parent or Affiliate terminates for any reason (including by reason of death or Disability), the Holder shall receive payment in respect of any Incentive Bonuses only to the extent specified by the Committee, unless otherwise expressly provided in the Agreement or another contract, including an employment agreement. Payments in respect of any such Incentive Bonuses shall be made at the time specified by the Committee and set forth in the Agreement.
Section 10.   Accelerated Vesting and Exercisability.
10.1.   Non-Approved Transactions.   If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all Performance Goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 10.1.
10.2.   Approved Transactions.   The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or there is a Change of Control that has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s shareholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which Performance Goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of Performance Goals, or on such other basis determined by the Committee. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
10.3.   Code Section 409A.   Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.
Section 11.   Amendment and Termination.
The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.
Section 12.    Term of Plan.
12.1.   Effective Date.   The original Effective Date of the Plan was January 1, 2017. The Plan was amended on June 10, 2021, with the approval of the holders of the majority voting power of the Company’s outstanding common stock, to increase the number of shares of common stock available under the Plan from 1,250,000 to 2,500,000, and amended June 10, 2021, with the approval of the holders of the majority voting power of the Company’s outstanding common stock, to increase the number of shares of common stock available under the Plan from 2,500,000 to 5,000,000. Only Stock Options could be granted under the Plan prior to such approval of the Plan; provided, however, that if the Plan was not approved by the required stockholder vote within one year from the Effective Date, then (i) no Incentive Stock Options could be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder would automatically be converted into Non-qualified Stock Options.
12.2.   Termination Date.   Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.
Section 13.   General Provisions.
13.1.   Written Agreements.   Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.
13.2.   Performance Awards.   The Committee, in its sole discretion, may determine at the time an award is granted or at any time thereafter whether such award is intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code. For the avoidance of doubt, nothing herein shall require the Committee to structure any awards in a manner intended to constitute performance based compensation and the Committee shall be free, in its sole discretion, to grant awards that are not intended to be performance based compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any award which is granted under the Plan and is intended to qualify as performance based compensation` shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as performance based compensation, and the Plan and the applicable Agreement shall be deemed amended to the extent necessary to conform to such requirements. In addition, Restricted Stock awards, Other Stock-Based Awards and Incentive Bonus awards that are intended to qualify as performance based compensation under Section 162(m) of the Code shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Agreement:
(a)   To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate the recipient to receive such award, (b) select the performance criteria applicable to the performance period, (c) establish the Performance Goals, and amounts of such awards, as applicable, which may be earned for such performance period based on the performance criteria, and (d) specify the relationship between performance criteria and the Performance Goals and the amounts of such awards, as applicable, to be earned by each covered employee for such performance period.
(b)   Following the completion of each performance period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such performance period. In determining the amount earned under such awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the performance period.
(c)   No adjustment or action described in Section 3.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such award to fail to so qualify as performance based compensation, unless the Committee determines that the award should not so qualify.
13.3.   Unfunded Status of Plan.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.
13.4.   Employees.
(a)   Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.   If a Holder’s employment with the Company, Parent, Subsidiary or Affiliate is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, Parent, Subsidiary or Affiliate, (ii) within two years after the date thereof, solicits any customers or employees of the Company, Parent, Subsidiary or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information or material of the Company, Parent, Subsidiary or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, Parent, Subsidiary or Affiliate, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.
(b)   Termination for Cause.   If a Holder’s employment with the Company, Parent, subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, shares of Common Stock having Fair Market Value surrendered to the Company equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, shall return the full amount paid to the Holder in connection therewith.
(c)   No Right of Employment.   Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, Parent, Subsidiary or Affiliate any right to continued employment with the Company, Parent, Subsidiary or Affiliate, nor shall it interfere in any way with the right of the Company, Parent, Subsidiary or Affiliate to terminate the employment of any Holder who is an employee at any time.

13.5.   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
13.6.   Provisions for Foreign Participants.   The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
13.7.   Limitations on Liability.
(a)   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
(b)   Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.
13.8.   Lock-Up Period.   The Company may, at the request of any underwriter representative, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter, representative or placement agent.
13.9.   Data Privacy.   As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Parent, Subsidiaries and Affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a

Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 13.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 13.9. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.
13.10.   Successor.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.
13.11.   Investment Representations; Company Policy.   The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.
13.12.   Additional Incentive Arrangements.   Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.
13.13.   Withholding Taxes.   Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.
13.14.   Clawback.   Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).
13.15.   Governing Law.   The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).
13.16.   Other Benefit Plans.   Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).
13.17.   Non-Transferability.   Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.18.   Applicable Laws.   The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.
13.19.   Conflicts.   If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 410 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 410 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such Agreement shall be deemed entered into outside of this Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.
13.20.   Compliance with Section 409A of the Code.   The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.
13.21.   Sub-Plans.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.
13.22.   Non-Registered Stock.   The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.
13.23.   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

Annex B
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
AND CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES
OF
9.75% SERIES A CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK
OF
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
(Pursuant to Sections 151 and 242 of the
General Corporation Law of the State of Delaware)
Chicken Soup for the Soul Entertainment, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),
DOES HEREBY CERTIFY:
A.   A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment to the Corporation’s Certificate of Incorporation and declaring the advisability of this Amendment to the Certificate of Incorporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:
RESOLVED, that the FOURTH paragraph of the Certificate of Incorporation of the Corporation, as filed with the Secretary of State of the State of Delaware on May 4, 2016, be and hereby is deleted in its entirety and the following FOURTH paragraph inserted in lieu thereof:
“FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 200 million, of which 140 million shares shall be Class A Common Stock of the par value $.0001 per share (“Class A Common Stock”), 20 million shares shall be Class B Common Stock of the par value $.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) and 40 million shares shall be preferred stock of the par value $.0001 per share (“Preferred Stock”).
B.   A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment to the Certificate of Designations, Rights and Preferences of 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock (“Certificate of Designations”) under the Corporation’s Certificate of Incorporation, as amended, and declaring the advisability of this Amendment to the Certificate of Designations and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:
RESOLVED, that Section 1 of the Certificate of Designations, Rights and Preferences of 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock as filed with the Secretary of State of the State of Delaware on June 26, 2018, and amended on each of August 22, 2018, November 14, 2018 and July 31, 2019, be and hereby is deleted in its entirety and the following Section 1 inserted in lieu thereof:
“1. Designation and Amount. The shares of such series of Preferred Stock shall be designated “9.75% Series A Cumulative Redeemable Perpetual Preferred Stock” and the number of shares constituting such series shall be 10,000,000.”
B-1

C.   This Certificate of Amendment has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this 30th day of June, 2022.

William J. Rouhana, Jr.
Chief Executive Officer
B-2

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically over the internet must be received by 11:59 p.m., Eastern Time, on June 29, 2022.

PROXY

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors

FOR all Nominees listed to the left ☐

WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________
Date____________**, 2022**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet – QUICK EASY IMMEDIATE – 24Hours a Day, 7 Days a Week or by MailCHICKEN SOUP FOR THE SOULENTERTAINMENT INC.Your internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed, and returned your proxy card.Votes submitted electronically over the internetmust be received by 11:59 p.m., Eastern Time,on June 29, 2022.INTERNET/MOBILE —https://www.cstproxy.com/cssentertainment/2022/Use the internet to vote your proxy. Have your proxy card available whenyou access the above website. Follow the prompts to vote your shares.MAIL – Mark, sign and date your proxy card and return it in thepostage-paid envelope provided.PLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY .Ÿ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ŸPROXY Please markyour voteslike thisTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:1. Election of Directors(1) William J. Rouhana, Jr.(2) Christopher Mitchell(3) Amy L. Newmark(4) Fred M. Cohen(5) Cosmo DeNicola(6) Martin Pompadur(7) Christina Weiss Lurie(8) Diana Wilkin(9) Vikram SomayaFOR allNomineeslisted to theleftWITHHOLD AUTHORITYto vote (except as marked tothe contrary for all nomineeslisted to the left)(Instruction: To withhold authority to votefor any individual nominee, strike a linethrough that nominee’s name in the listabove)2. Approval of Plan Increase Proposal FOR AGAINST ABSTAIN3. Approval of Charter amendment proposalFOR AGAINST ABSTAIN4. Ratification of the appointment of Rosenfield andCompany, PLLC as our independent registered publicaccounting firm.FOR AGAINST ABSTAINCONTROL NUMBERSignature Signature, if held jointlyDate , 2022Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator,trustee, guardian, or corporate officer, please give title as such.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FORANNUAL MEETING OF SHAREHOLDERSTHE 2022 PROXY STATEMENT AND 2021 ANNUAL REPORT TO SHAREHOLDERS AREAVAILABLE AT: https://www.cstproxy.com/cssentertainment/2022/ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ŸPROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSCHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THEANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2022The undersigned stockholder(s) of CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC., a Delawarecorporation (“Company”), hereby appoint(s) William J. Rouhana, Jr. and Chris Mitchell, or either of them, withfull power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, tovote the shares standing in the name of the undersigned at the Company’s Annual Meeting of Stockholdersto be held on June 30, 2022 and at all adjournments thereof. This proxy will be voted in accordance with theinstructions given below. If no instructions are given, this proxy will be voted in favor of electing the directornominees and will be voted FOR the amendment to the Company's certificate of incorporation to increase its authorizedcapital, incurring increases, and for the ratification of the appointment of Rosenfield and Company, PLLC as theCompany’s independent registered public accounting firm.(Continued, and to be marked, dated and signed, on the other side)